                                                                    EXHIBIT 99.2

MetLife Capital Equipment Loan Trust 1997-A                      Servicer Certificate for                                 July 1997

$304,203,000         Class A 6.85% Asset Backed Notes
 $26,452,783         Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                                   20-Aug-97
Collection Period Begin Date                                                                                              01-Jul-97
Collection Period End Date                                                                                                31-Jul-97
Days in accrual period (30/360)                                                                                                  30
Month(s) in Revolving Period                                                                                                      3

Part I -- Monthly Data Input

Deposits to Collection Account                                                                                       $10,765,065.53
     Collections Allocable to Principal Funding Account                                                               $8,365,962.96
     Collections Allocable to Interest Payment Account                                                                $2,399,102.57

Miscellaneous Data
     Initial Pool Balance                                                                                           $330,655,783.00
     Current Pool Balance (including addition of Subsequent                                                         $330,655,783.00
Receivables)
      Subsequent Receivables Purchased                                                                                $8,388,159.87
     Current APR of Pool                                                                                                      8.14%
     Remaining Residual Amount                                                                                        $1,435,488.18
     Obligor Over-Concentration Amount                                                                                   $12,795.20
     Cumulative Net Losses                                                                                                    $0.00
     Deliquencies - 60 to 90                                                                                                  $0.00
Days
     Deliquencies - Over 90                                                                                                   $0.00
Days
     Realized Losses (Current Period)                                                                                         $0.00
     Recoveries                                                                                                               $0.00
     Acquired Receivables - Transferor (Current Period)                                                                       $0.00
     Acquired Receivables - Servicer (Current Period)                                                                         $0.00
     Investment Earnings
           Collection Account                                                                                            $38,588.61
           Principal Funding Account                                                                                        $263.11
           Reserve Account                                                                                               $21,179.46
     Total Investment Earnings                                                                                           $60,031.18
-----------------------------------------------------------------------------------------------------------------------------------

Part II -- Summary

Total Principal Balance of Notes (Beginning of Period)                                                              $330,655,783.00
           Class A Note Beginning Principal Balance                                                                 $304,203,000.00
           Class B Note Beginning Principal Balance                                                                  $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                                    $330,655,783.00
           Class A Note Principal Balance (End of                                                                   $304,203,000.00
           Period)
                     Class A Note Pool Factor (End of Period)                                                             1.0000000
           Class B Note Principal Balance (End of                                                                    $26,452,783.00
           Period)
                     Class B Note Pool Factor (End of Period)                                                             1.0000000

Collection Account Deposit
           Total Collections and Investment Income for the Period                                                    $10,825,096.71

Administration Fee Accrued during this Period                                                                               $500.00

Principal Funding Account (PFA)                                                                                       $8,388,505.11
           Class A Noteholders' Principal Distributable Amount                                                                $0.00
           Class B Noteholders' Principal Distributable Amount                                                                $0.00

Interest Payment Account (IPA)                                                                                        $1,887,493.43
           Noteholders' Class A Interest Distributable Amount                                                         $1,736,492.13
           Noteholders' Class B Interest Distributable Amount                                                           $151,001.30

Servicing Fees Accrued during this Period                                                                               $137,773.24

Reserve Account
           Beginning Reserve Account Balance                                                                          $4,854,997.62
           Distribution from Reserve Account for                                                                              $0.00
           Shortfalls
           Deposits to Reserve Account from PFA/IPA                                                                           $0.00

           Ending Reserve Account Balance                                                                             $4,754,841.21

===================================================================================================================================

MetLife Capital Equipment Loan Trust 1997-A                      Servicer Certificate for                                 July 1997


Initial Pool Balance                                                                                                $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                                       $330,655,783.00
Pool Balance (End of Collection Period)                                                                             $330,655,783.00

Total Collections                                                                                                    $10,825,096.71
     Collections Allocable to Principal Funding Account                                                               $8,365,962.96
     Collections Allocable to Interest Payment Account                                                                $2,399,102.57
Prior Principal Funding Account Balance                                                                                  $22,542.15
Recoveries                                                                                                                    $0.00
Investment Income for the Period                                                                                         $60,031.18

Principal Funding Account (PFA)                                                                                       $8,388,505.11
Interest Payment Account (IPA)                                                                                        $2,459,133.75

Principal Distributable Amount                                                                                        $8,388,505.11

1.  Trigger Tests

(a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                                       NO
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?                    NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?                    NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                        NO


2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                                            $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                                                0.00%

Class A Noteholders' Principal Distributable Amount                                                                           $0.00

Class B Note Beginning Principal Balance                                                                             $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                                                0.00%

Class B Noteholders' Principal Distributable Amount                                                                           $0.00

Interest Accrued on Class A Notes this period            6.85%                                                        $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Noteholders' Class A Interest Distributable Amount                                                                    $1,736,492.13

Interest Accrued on Class B Notes this period            6.85%                                                          $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Noteholders' Class B Interest Distributable Amount                                                                      $151,001.30

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                                        $2,459,133.75

            Servicing Fee Shortfall (Previous Period)                                                                         $0.00
            Servicing Fees Accrued during this Period                                 0.50%                             $137,773.24
            Servicing Fees Paid this Period from IPA                                                                    $137,773.24
            Preliminary Servicing Fee Shortfall (Current                                                                      $0.00
            Period)
            Withdrawal from Reserve Account to Cover Shortfall                                                                $0.00
            Servicing Fee Shortfall (Current Period)                                                                          $0.00

Remaining Interest Payment Account (IPA)                                                                              $2,321,360.51

            Administration Fee Shortfall (Previous Period)                                                                    $0.00
            Administration Fee Accrued during this Period                          $500/mon                                 $500.00
            Administration Fee Paid this Period from IPA                                                                    $500.00
            Preliminary Administration Fee Shortfall (Current Period)                                                         $0.00
            Withdrawal from Reserve Account to Cover Shortfall                                                                $0.00
            Administration Fee Shortfall (Current Period)                                                                     $0.00

Remaining Interest Payment Account (IPA)                                                                              $2,320,860.51

MetLife Capital Equipment Loan Trust 1997-A                      Servicer Certificate for                                 July 1997


            Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                               $0.00
            Interest Due (in Arrears) on above Shortfall                                                                      $0.00
            Interest Accrued on Class A Notes this period                                                             $1,736,492.13
            Noteholders' Class A Interest Distributable Amount from IPA                                               $1,736,492.13
            Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                    $0.00
            Withdrawal from Reserve Account to Cover Shortfall                                                                $0.00
            Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                $0.00

Remaining Interest Payment Account (IPA)                                                                                $584,368.38

            Deposit to Reserve Account (from IPA)                                                                             $0.00

Remaining Interest Payment Account (IPA)                                                                                $584,368.38

            Deposit to Principal Funding Account (from IPA)                                                                   $0.00
            Receipt from Reserve Account for shortfall                                                                        $0.00
Remaining Interest Payment Account (IPA)                                                                                $584,368.38

            Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                               $0.00
            Interest Due (in Arrears) on above Shortfall                                                                      $0.00
            Interest Accrued on Class B Notes this period                                                               $151,001.30
            Noteholders' Class B Interest Distributable Amount from IPA                                                 $151,001.30
            Noteholders' Class B Interest Carryover Shortfall (Current Period)                                                $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                                                             $433,367.08

Principal Funding Account (PFA)(including addition, if any, from IPA)                                                 $8,388,505.11

            Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
            Class A Noteholders' Monthly Principal Distributable Amount                                                       $0.00
            Class A Noteholders' Principal Distributable Amount Paid from PFA                                                 $0.00
            Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
            Withdrawal from Reserve Account to Cover Shortfall                                                                $0.00
            Class A Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

Remaining Principal Funding Account (PFA)                                                                             $8,388,505.11

            Deposit to Reserve Account (from PFA)                                                                             $0.00

Remaining Principal Funding Account (PFA)                                                                             $8,388,505.11

            Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
            Class B Noteholders' Monthly Principal Distributable Amount                                                       $0.00
            Class B Noteholders' Principal Distributable Amount Paid from PFA                                                 $0.00
            Class B Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

Remaining Principal Funding Account                                                                                   $8,388,505.11
Amount to Transferor to purchase Subsequent Receivables                                                              $8,388,159.87
Ending Principal Funding Account Balance                                                                                    $345.24

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                                     $4,854,997.62

Distribution from Reserve Account                                                                                             $0.00
            Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                                  $0.00
            Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                             $0.00
            Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                    $0.00

Preliminary Reserve Account Balance                                                                                   $4,854,997.62

            Deposit to Reserve Account (from IPA)                                                                             $0.00

Preliminary Reserve Account Balance                                                                                   $4,854,997.62

Distribution from Reserve Account                                                                                             $0.00
            Class A Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
            Transfer to PFA for Realized Losses                                                                               $0.00
Preliminary Reserve Account Balance                                                                                   $4,854,997.62

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

MetLife Capital Equipment Loan Trust 1997-A                      Servicer Certificate for                                 July 1997


            Deposit to Reserve Account (from PFA)                                                                             $0.00

Preliminary Reserve Account Balance                                                                                   $4,854,997.62

Specified Reserve Account Balance                                                                                     $4,754,841.21
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and               1.00%               $4,754,841.21
(b)  Class A Principal Balance (End of Period)                                                                      $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                                  YES

Excess Amount in Reserve Account released to Transferor                                                                 $100,156.41

Ending Reserve Account Balance                                                                                        $4,754,841.21

5.  Trigger
Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                            0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                     NO
How many months has the Pool Balance been less than the Note Balance, if any?                                            0


6.  Ending Balances
            Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                $0.00
            Noteholders' Class B Interest Carryover Shortfall (Current Period)                                                $0.00
            Class A Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
            Class B Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

            Class A Note Principal Balance (End of Period)                                                          $304,203,000.00
            Class B Note Principal Balance (End of Period)                                                           $26,452,783.00
            Total Principal Balance of Notes (End of Period)                                                        $330,655,783.00

            Class A Note Pool Factor (End of Period)                        $304,203,000.00                               1.0000000
            Class B Note Pool Factor (End of Period)                         $26,452,783.00                               1.0000000
            Total Notes (End of Period)                                                                                   1.0000000

            Class A Notes Principal Balance at close of Revolving                                                              0.00
            Period
            Principal Pool Balance at close of Revolving                                                                       0.00
            Period
            Class A Noteholders Percentage at the close of the Revolving Period                                               0.00%

            Servicer's Yield                                                                                               9,822.61
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